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                                                                    Exhibit 13.1

                                 CERTIFICATION

            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     Pursuant to 18 U.S.C. Section 1350, the undersigned officer of Bancolombia S.A. (the "Company"), hereby certifies, to such officer's knowledge, that the Company's Amendment to the annual report on Form 20-F/A for the year ended December 31, 2005 (the "Amendment") fully complies with the requirements of
Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Amendment fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 04, 2007


By: /s/ JORGE LONDONO SALDARRIAGA
    ---------------------------------
Name: Jorge Londono Saldarriaga
Title: Chief Executive Officer

     The foregoing certification is being furnished solely pursuant to 18 U.S.C.
Section 1350 and is not being filed as part of the Amendment or as a separate disclosure document.